Exhibit 10.1

AMENDMENT NO. 2 TO THE

VOLCON, INC. 2021 STOCK PLAN

(AS AMENDED AND RESTATED)

This AMENDMENT NO. 2 TO THE VOLCON, INC. 2021 STOCK PLAN is approved and adopted by the Board of Directors of Volcon, Inc., a Delaware corporation (the “Corporation”), as of July 12, 2023.

RECITALS

WHEREAS, the Corporation previously established the Volcon, Inc. 2021 Stock Plan (the “Stock Plan”) for the benefit of eligible Key Employees, Directors and Consultants, as defined in the Stock Plan;

WHEREAS, Section 4.2(b) of the Stock Plan was to be amended in connection with the prior amendment to the Stock Plan approved on July 26, 2022;

WHEREAS, the Board desires to implement such amendment;

NOW, THEREFORE, the Stock Plan is hereby amended as follows:

        1.       Section 4.2(b) of the Stock Plan is hereby amended and restated in its entirety to read as follows:

                “The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) shall be equal to the total number of shares that may be issued under the Plan pursuant to Section 4.1(a).”

        2.       Except as set forth herein, the Stock Plan shall remain unchanged, unless otherwise amended consistent with the terms of the Stock Plan.

        3.       Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Stock Plan. The term “Plan” as used in the Stock Plan shall be deemed to refer to the Plan as amended herein.